UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/03/2013

Fortress Investment Group LLC
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33294

Delaware	20-5837959
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1345 Avenue of the Americas
New York, NY 10105
(Address of principal executive offices, including zip code)

(212) 798-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 2, 2013, Takumi Shibata informed the Board of Directors ("Board") of Fortress Investment Group that he would resign from the Board, effective as of April 3, 2013. Mr. Shibata resigned from the Board in connection with his retirement from Nomura. Mr. Shibata served as a Class II independent director since February 2007 and was a member of the Board's Compensation Committee. His current term was scheduled to expire in 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Investment Group LLC

Date: April 03, 2013	By:	/s/ David N. Brooks
David N. Brooks
Secretary and General Counsel